EXHIBIT 10.1

PIKE HOLDINGS, INC.
2005 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

Adoption, Effectiveness and Purpose of the Plan

          SECTION 1.01. Adoption. Pike Holdings, Inc., a North Carolina corporation (the “Company”), hereby adopts this 2005 Employee Stock Purchase Plan (the “Plan”) providing for the issue and sale of shares of common stock, no par value, of the Company (“Common Stock”) to eligible employees of the Company and its affiliates. 65,000 shares of Common Stock will be reserved for issuance and sale under the Plan, subject to adjustment upon change in the capitalization of the Company as the Board of Directors of the Company (the “Board”) shall from time to time determine. Such shares may be authorized and made available from unissued shares or issued shares which shall have been reacquired by the Company, in whole or in part, as the Board shall from time to time determine.

          SECTION 1.02. Effectiveness. The Plan shall become effective upon its approval and adoption by the Board.

          SECTION 1.03. Purpose. The general purpose of the Plan is to advance the interests of the Company and its affiliates by providing eligible employees with an opportunity to subscribe for and purchase Common Stock in order to further align their interests with those of other stockholders of the Company. The offer and sale of Common Stock pursuant to the Plan are intended to qualify as being made “under a written compensatory benefit plan” exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 701 promulgated thereunder (“Rule 701”). The Plan is not intended to satisfy the requirements of Section 423 of the Internal Revenue Code of 1986, as amended.

ARTICLE II

Certain Definitions

          The following terms shall have the meanings ascribed to them below:

          “Affiliate” shall mean, with respect to the Company, its majority stockholder, majority-owned subsidiaries or majority-owned subsidiaries of the Company’s majority stockholder. The term “Affiliate” shall be interpreted in a manner consistent with paragraph (c) of Rule 701.

          “Eligible Employee” shall mean any employee of the Company or any of its Affiliates having the position of area supervisor or higher. The term “Eligible Employee” shall be interpreted in a manner consistent with paragraph (c) of Rule 701.

ARTICLE III

Administration and Eligibility

          SECTION 3.01. Administration. (a) The Plan shall be administered by the Board. No member of the Board shall be liable for any action or determination made by him or her in good faith.

          (b) The Board shall have full power to implement and carry out the provisions of the Plan. The Board may delegate to an officer of the Company the authority to execute Agreements (as defined below) and any other documents in connection with the Plan in the form determined by the Board.

          (c) The Board shall have absolute discretion to interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and conditions of individual purchases of Common Stock, and make all other determinations it deems necessary or advisable for the administration of the Plan.

          (d) The determinations of the Board on all matters regarding the Plan shall be binding and conclusive and no determination shall be subject to de novo review if challenged in court.

          (e) Determinations under the Plan made by the Board, including, without limitation, determinations as to the persons eligible to purchase Common Stock under the Plan, the terms and conditions of such purchases and the agreements evidencing the same, need not be uniform and may be made by it selectively among persons who are eligible to purchase Common Stock under the Plan, whether or not such persons are similarly situated, to the extent consistent with the terms herein.

          (f) The Board shall be entitled to delegate, in its discretion, any or all of its rights and responsibilities under the Plan to any committee thereof.

          SECTION 3.02. Eligibility. The Board shall determine in its discretion from time to time the individuals entitled to subscribe for and purchase Common Stock under the Plan (each, a “Participant”), provided, however, that no person shall be permitted to subscribe for or purchase Common Stock under the Plan unless such person is an Eligible Employee.

ARTICLE IV

Purchase of Common Stock

          SECTION 4.01. Terms and Conditions of Purchase. The Board shall determine any and all terms and conditions applicable to the subscription for and purchase of Common Stock under the Plan, including the number of shares of Common Stock each Participant is eligible to subscribe for and purchase and the form and amount of consideration to be paid for such Common Stock.

          SECTION 4.02. Stock Subscription Agreement. Notwithstanding anything herein to the contrary, as a condition to the subscription for and purchase of Common Stock under the Plan, each Participant shall be required to enter into a Stock Subscription Agreement (“Agreement”), which shall be substantially in the form attached hereto as Exhibit 1, unless and until such form is amended or modified by the Board in its discretion.

          SECTION 4.03. Limit on Common Stock Sold. Notwithstanding anything herein or in any Agreement to the contrary, the amount of Common Stock issued and sold under the Plan during any consecutive twelve-month period shall not exceed (a) $5,000,000 in the aggregate and (b) $500,000 in the case of any individual Participant. The provisions of this Section 4.03 shall be interpreted in a manner consistent with paragraph (d) of Rule 701.

ARTICLE V

Withholding; Legal Restrictions; No Employment Guarantee

          SECTION 5.01. Tax Withholding. In connection with the transfer of shares of Common Stock under the Plan in any circumstance that would subject a Participant to taxation, the Company shall have the right to require the Participant to pay an amount in cash or to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover any tax, including any Federal, state or local income tax, required by any governmental entity or authority to be withheld or otherwise deducted and paid with respect to such transfer, and to make payment (or to reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such tax, remitting any balance to such Participant.

          SECTION 5.02. Legal Restrictions. (a) No subscription for or purchase of Common Stock shall be made, and no shares of Common Stock shall be issued or delivered, under the Plan, unless and until any applicable Federal or state registration, listing and qualification requirements and any other requirements of law or of any regulatory agencies having jurisdiction shall have been fully complied with (or exceptions from the foregoing are available), and each offer and sale of Common Stock under the Plan shall specifically be conditioned upon compliance with this Section 5.02.

          (b) The Board may impose such other terms, conditions and restrictions upon any subscription for or purchase of Common Stock that the Board concludes, in its discretion, are necessary or desirable to ensure compliance with any applicable law. Certificates for shares of Common Stock issued under the Plan shall bear a legend substantially similar to the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF, AND IN PARTICULAR MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION

COMPLIES WITH THE PROVISIONS OF, A STOCKHOLDERS AGREEMENT (THE “AGREEMENT”) (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF PIKE HOLDINGS, INC. (TOGETHER WITH ITS SUCCESSORS, THE “COMPANY”) AND WHICH WILL BE MAILED TO A STOCKHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH STOCKHOLDER). THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT.”

          SECTION 5.03. No Guarantee of Employment. The Plan shall not be deemed to constitute a contract between the Company or any Affiliate and any Participant or to be consideration or an inducement for the employment, directorship or consultancy of any Participant by the Company or any Affiliate. Nothing contained in the Plan shall be deemed to give any Participant the right to be retained in the service of the Company or any Affiliate or to interfere with the right of the Company or any Affiliate to discharge or to terminate the service of any Participant at any time without regard to the effect such discharge or termination may have on any rights under the Plan.

ARTICLE VI

Amendment and Termination

          SECTION 6.01. Amendment and Termination. The Board may at any time amend, modify or terminate the Plan in such respects as it shall determine in its sole discretion. Unless the Plan shall previously have been terminated, the Plan shall terminate on, and no Common Stock may be subscribed for or purchased after, the tenth anniversary of the date this Plan is adopted by the Board.

ARTICLE VII

Miscellaneous

          SECTION 7.01. Applicable Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of the Plan, regardless of the law that might be applied under principles of conflicts of law.

          SECTION 7.02. Exclusive Jurisdiction; Waiver of Jury Trial. (a) Each Participant shall irrevocably submit to the exclusive jurisdiction of (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of the Plan, any Agreement or any other agreement entered into in connection with the Plan or any transaction contemplated hereby or thereby. Each Participant shall commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each Participant shall further agree that service of any process, summons, notice or document by U.S. registered mail to such person’s last known address shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this clause. Each Participant shall irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of the Plan, any Agreement or any other agreement entered into in connection with the Plan or the transactions contemplated hereby or thereby in (x) the Supreme Court of New York, New York County, or (y) the United States District Court for the Southern District of New York, and hereby and thereby shall further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          (b) Each Participant shall waive, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation arising out of or relating to the Plan.

          SECTION 7.03. Severability. If any provision of the Plan (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

          SECTION 7.04. Successors and Assigns. The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors. The Plan and the rights and obligations hereunder shall not be assignable or transferable by any Participant. Any attempted assignment or transfer in violation of this Section 7.04 shall be void.

EXHIBIT 1

STOCK SUBSCRIPTION AGREEMENT

     PIKE HOLDINGS, INC. STOCK SUBSCRIPTION AGREEMENT (this “Agreement”) dated as of the date set forth below, between PIKE HOLDINGS, INC., a North Carolina corporation (the “Company”), and the party whose name appears on the signature page hereto (the “Purchaser”).

          WHEREAS the Company has adopted the 2005 Employee Stock Purchase Plan (the “Plan”), pursuant to which Eligible Employees (as defined in the Plan) who are designated as Participants (as defined in the Plan) may subscribe for and purchase from the Company shares of Common Stock, no par value, of the Company (“Common Stock”);

          WHEREAS the Purchaser is an Eligible Employee and has been designated a Participant in the Plan;

          WHEREAS the Purchaser desires to subscribe for and purchase from the Company, and the Company desires to issue and sell to the Purchaser, shares of Common Stock pursuant to the Plan; and

          WHEREAS, as a condition to the Purchaser’s subscription for and purchase of such Common Stock, the Plan requires that the Purchaser enter into this Agreement;

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

Certain Definitions

          As used in this Agreement, the following terms shall have the meanings ascribed to them below:

          “Compensation” shall mean all regular salary or wages, including overtime, commissions, holiday pay, permitted leave and absence pay and vacation pay, determined after all deductions for taxes and other amounts required to be deducted or withheld under applicable law.

          “person” shall mean any individual, corporation, partnership, trust, unincorporated organization or government or political department or agency thereof or other entity.

          “Securities Act” shall mean the Securities Act of 1933, and all rules and regulations promulgated thereunder.

ARTICLE II

Purchase of Common Stock

          SECTION 2.01. Purchase of Common Stock. (a) On the terms and subject to the conditions set forth in this Agreement, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to the Purchaser at the Closing (as defined in Section 2.03), the number of shares of Common Stock (the “Purchased Shares”) for the aggregate purchase price (such aggregate amount, the “Purchase Price”), in each case set forth on the Employee Stock Purchase Election Form executed by the Purchaser and delivered to the Company in connection herewith.

          (b) At the Closing, the Purchaser shall deliver to the Company the Purchase Price by check or wire transfer of immediately available funds to an account or accounts designated by the Company.

          (c) The Company shall reflect the Purchaser’s ownership of the Purchased Shares in its stock ledger or other appropriate record of Common Stock ownership. Upon the Purchaser’s request, the Company shall deliver to the Purchaser a certificate or certificates representing such Purchased Shares registered in the name of the Purchaser and legended as the Company shall deem appropriate.

          SECTION 2.02. The Closing. The closing of the purchase and sale of the Purchased Shares under Section 2.01 (the “Closing”) shall occur on January 31, 2005 (the “Closing Date”), at a location designated in advance by the Company.

ARTICLE III

Representations and Warranties of the Company

          The Company represents and warrants to the Purchaser on the date hereof and on and as of the Closing Date:

          SECTION 3.01. Authorization; Validity. The Company has the full right, power and authority to enter into and perform this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          SECTION 3.02. Capitalization. The Common Stock to be issued to the Purchaser pursuant to this Agreement, when issued and delivered in accordance with the terms hereof, will be duly and validly issued and, upon receipt by the Company of the consideration to be received hereunder, will be fully paid and nonassessable.

          SECTION 3.03. No Conflicts; No Violations. None of the execution, delivery or performance of this Agreement by the Company will conflict with the

Company’s Certificate of Incorporation or Bylaws or result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Company is a party or by which the Company or its property is bound.

ARTICLE IV

Representations and Warranties of the Purchaser

          The Purchaser hereby represents and warrants to the Company on the date hereof and on and as of the Closing Date as follows:

          SECTION 4.01. Authority; No Other Action. (a) The Purchaser has the full right, power and authority to enter into and perform this Agreement and this Agreement has been duly authorized, executed and delivered by the Purchaser and is a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

          (b) No action by or in respect of, or filing with any governmental authority, agency or official is required for the execution, delivery and performance of this Agreement by the Purchaser.

          (c) None of the execution, delivery or performance of this Agreement by the Purchaser will conflict with, or result in any material breach of any terms or provisions of, or constitute a material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Purchaser is a party or by which the Purchaser or its property is bound.

          SECTION 4.02. Investment Intention; No Resales. The Purchaser is acquiring the Purchased Shares hereunder for investment, solely for its own account and not with a view to, or for resale in connection with, the distribution thereof.

          SECTION 4.03. Stock Unregistered. The Purchaser has been advised by the Company that: (a) the offer and sale of the Purchased Shares have not been registered under the Securities Act or the securities laws of any other jurisdiction; (b) the offering and sale of the Purchased Shares are intended to be exempt from registration under the Securities Act pursuant to Rule 701 promulgated under the Securities Act; (c) the offer or sale of the Purchased Shares by the Purchaser to any other person is not exempt from registration under the Securities Act pursuant to Rule 701 or otherwise; and (d) there is no established market for the Purchased Shares, and it is not anticipated that there will be any public market for the Purchased Shares in the foreseeable future.

ARTICLE V

Relationship with Existing Stockholders

          SECTION 5.01. Stockholders Agreement. Effective upon the Closing and subject to Section 5.02, (a) the Purchaser agrees to and does hereby become a party to the Stockholders Agreement dated as of April 18, 2002, among the Company, Reginald L. Banner, as Trustee under irrevocable T/A with Joe B. Pike F/B/O Joseph Eric Pike, each of the Rollover Holders (as defined therein), each of the Management Stockholders (as defined therein), LGB Pike LLC, a Delaware limited liability company, and the other parties thereto (as amended from time to time, the “Stockholders Agreement”) and (b) the Purchaser agrees to be bound by the terms of the Stockholders Agreement as a “Management Stockholder” thereunder in accordance with Section 7.07 thereof. In connection with the foregoing and pursuant to Section 4.01 of the Stockholders Agreement, the Purchaser shall execute and deliver to the Company, on behalf of LGB Pike LLC, on or prior to the Closing the irrevocable proxy attached hereto as Annex A.

          SECTION 5.02. Waiver of Certain Rights. Notwithstanding anything to the contrary in Section 5.01 or in the Stockholders Agreement, the Purchaser shall have no rights or entitlements under, and shall be deemed to not be a “Management Stockholder” or “Holder” for purposes of, Section 3.01, 5.03 or 7.11 of the Stockholders Agreement, and the Purchaser hereby expressly and irrevocably waives all such rights and entitlements and releases the Company and the other Holders (as defined in the Stockholders Agreement) from any obligation under such Sections of the Stockholders Agreement.

          SECTION 5.03. Waiver of Notice. The Purchaser hereby waives all obligations of the Company to deliver in the future any notice or other communication to the Purchaser in its capacity as a holder of Common Stock, whether under the Stockholders Agreement, the North Carolina Business Corporation Law or otherwise, and agrees that all such notices and communications shall instead be delivered to LGB LLC (as defined in the Stockholders Agreement).

ARTICLE VI

Miscellaneous

          SECTION 6.01. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Purchaser, and all rights granted to the Company hereunder, shall be binding upon the Purchaser’s heirs, legal representatives and successors. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the Purchaser. Any attempted assignment or transfer in violation of this Section 6.01 shall be void.

          SECTION 6.02. Amendment. This Agreement may be amended only by a written instrument signed by the Company and the Purchaser.

          SECTION 6.03. Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when sent by registered or certified mail, return receipt requested, postage prepaid and when received, if delivered personally or otherwise, to the party to whom it is directed:

          (a) If to the Company, to it at the following address:

Pike Holdings, Inc.
P.O. Box 868
100 Pike Way
Mt. Airy, NC 27030
Attn: Mark Castaneda

with a copy to:

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019
Telephone: (212) 474-1000
Facsimile: (212) 474-3700
Attention: Richard Hall, Esq.

          (b) If to the Purchaser, to it at the address listed on the signature page hereof or at such other address as the Purchaser shall have specified by notice in writing to the Company, provided that such notice of change of address shall be deemed to have been duly given only when actually received.

          SECTION 6.04. Applicable Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

          SECTION 6.05. Exclusive Jurisdiction; Waiver of Jury Trial. (a) Each of the parties hereto irrevocably submits to the exclusive jurisdiction of (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, any agreement entered into in connection with this Agreement or any transaction contemplated hereby or thereby. Each of the parties hereto agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S.

registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this clause. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, any agreement entered into in connection with this Agreement or the transactions contemplated hereby or thereby in (x) the Supreme Court of New York, New York County, or (y) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          (b) Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation arising out of or relating to this Agreement or the Plan.

          SECTION 6.06. Integration. The Plan, this Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the Plan. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof, provided that in the event of any inconsistency between the Plan and this Agreement (or any document delivered pursuant hereto), the terms and conditions of the Plan shall control.

          SECTION 6.07. Descriptive Headings. The headings in this Agreement are for convenience or reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          SECTION 6.08. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          SECTION 6.09. Rights Cumulative; Waiver. The rights and remedies of the Purchaser and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which it would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by such party in exercising any right or remedy shall impair such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

          SECTION 6.10. Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of January 14, 2005.

PIKE HOLDINGS, INC.

by

Name:
Title:

[PARTICIPANT]

Name:
Address:

ANNEX A

IRREVOCABLE PROXY

     I, the undersigned, pursuant to Section 55-07-22 of the North Carolina Business Corporation Act (the “NCBCA”), hereby irrevocably appoint LGB PIKE LLC (“LGB LLC”), a Delaware limited liability company, as attorney and proxy for the undersigned, to vote, and to express written consent to any corporate action with respect to, the total number of shares of Common Stock of Pike Holdings, Inc., a North Carolina corporation (the “Company”), owned by the undersigned as of the date hereof, and any shares of common stock of the Company acquired by the undersigned from time to time subsequent to the date hereof (collectively, the “Shares”); to take action by written consent and to attend any and all meetings, and adjournments thereof, of the stockholders of the Company called for any purpose; and to represent and otherwise to act for the undersigned in the same manner and with the same effect as if such action were taken by the undersigned, in each case, for so long as I own the Shares.

     The undersigned hereby revokes any previous proxies with respect to the Shares which are the subject of this irrevocable proxy. This proxy is irrevocable, coupled with an interest and has been granted pursuant to the Stockholders Agreement dated as of April 18, 2002, among the Company, LGB LLC and the Management Stockholders (as defined therein) (which includes a voting agreement under Section 55-07-30 of the NCBCA). Notwithstanding anything to the contrary in the foregoing, this proxy shall not be applicable to (and shall be deemed revoked as to) Shares otherwise covered by this proxy which are sold by the undersigned (other than Shares sold subsequent to any record date for any meeting of stockholders of the Company or any action by stockholders in lieu of a meeting as to which the undersigned retains voting rights).

     The undersigned authorizes the attorney and proxy appointed herein to substitute any other Person to act hereunder, to revoke any such substitution and to file this proxy or any substitution or revocation with the Secretary of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this proxy this                      day of                     , 2005.

Name:
Address: